Exhibit 99.2

a

CONTACTS:
RBB BANCORP	FIRST AMERICAN INTERNATIONAL CORPORATION

Yee Phong (Alan) Thian	Mark Ricca
Chairman, President and CEO	President and CEO
(626) 307-7559	(646) 553-1899
David Morris Executive Vice President and CFO (714) 670-2488	Michael Lowengrub Chief Financial Officer (631) 533-9512

RBB Bancorp and First American International Corp. Announce Plans to Merge, Creating a Powerful Bi-Coastal Synergy with a Focus on the Asian-American Community

Highlights of the Announced Transaction:

•	Provides RBB with a strong presence in the New York market
•	Highly accretive to EPS with a short tangible book value dilution payback period
•	Increased scale resulting in enhanced efficiencies

Los Angeles, CA, April 23, 2018 – RBB Bancorp (NASDAQ:RBB) and its subsidiaries, Royal Business Bank and RBB Asset Management Company (collectively referred to herein as “RBB”) and First American International Corp. (OTC: FAIT) and its subsidiary First American International Bank (collectively referred to herein as “First American”), today announced the signing of a definitive agreement in a cash and stock transaction valued at $116.8 million, or $52.32 per share.

First American International Corp. is the holding company for First American International Bank, a community development financial institution and a minority depository institution with total assets of $873 million, total gross loans of $715 million, and total deposits of $630 million as of December 31, 2017.  Principally serving the Chinese-American communities in the boroughs of Manhattan, Queens and Brooklyn, New York, First American has eight full-service branches, offering consumer and business banking and loan products and services, as well as non-deposit insured investment products and services, and one satellite mortgage origination office.

“We are very pleased to announce this transaction with First American, which enables us to expand the RBB franchise to the New York market and serve its large community of Asian-Americans,” said Mr. Alan Thian, Chairman, President and CEO of RBB Bancorp.  “First American is an excellent cultural fit with RBB, as we have complementary business models, strong residential mortgage loan production platforms, and a focus on the Chinese-American market.  On a pro forma basis, the addition of First American will enable RBB to surpass $2.5 billion in total assets and provide additional scale that we believe will enhance our overall efficiencies and improve our level of profitability.  We believe that the combined company will be well positioned to continue growing the RBB franchise and creating value for our shareholders in the years ahead.”

"We believe the combination of First American and RBB will create an impressive bi-coastal banking franchise and add to the RBB family the leading New York Chinese-American community bank,” said Mr. Raymond Yu, Chairman of First American. “Our current depositors and customers will benefit immediately from RBB’s additional loan products and service offerings.  RBB’s focus on shareholder value, professional client service, employee development and community service and support aligns well with First American’s core principles.  We will work together to ensure a smooth transition and we expect to continue expanding in NYC and other regions.”

Transaction Details

Under the terms of the definitive agreement, upon consummation of the transaction, all of First American common shares will be exchanged for approximately 3.0 million shares of RBB common stock and $33.7 million in cash.  Based on a closing price for RBB Bancorp’s common stock of $27.48 as of April 20, 2018, the aggregate transaction value is approximately $116.8 million.

Existing RBB shareholders will own approximately 84.6% of the outstanding shares of the combined company and First American shareholders will own approximately 15.4%.

RBB expects the transaction to be  accretive to earnings per share in 2019 in the mid-teens. RBB also expects to incur tangible book value per share dilution of approximately 4.1% upon closing of the transaction, with a tangible book value dilution payback period of approximately 1.9 years.  The earnings per share accretion estimates are based on estimated cost savings of approximately 30% of First American’s non-interest expense, with 25% of the cost savings phased in during 2018 and 100% phased in during 2019.  The earnings per share accretion estimates do not include any assumption of revenue synergies.

Pursuant to the terms of the definitive agreement, upon closing of the transaction, First American will designate two individuals, one of whom is First American’s Chairman, Mr. Raymond Yu, to serve on the Board of Directors of RBB, which will be expanded to 15 members.  Mr. Yu will be appointed Vice Chairman of the Board of Directors of RBB.

First American’s Board of Directors has unanimously approved this transaction that is expected to close during the second half of 2018. The transaction is subject to the approval of First American’s shareholders, as well as regulatory approval and other customary closing conditions.

FIG Partners LLC is serving as financial advisor to RBB and Loren P. Hansen, APC is acting as RBB’s legal counsel.  Sandler O’Neill + Partners, L.P. is serving as financial advisor to First American and Arnold & Porter is acting as First American’s legal counsel.

Conference Call and Presentation

RBB will host a conference call and webcast on April 23, 2018 at 10:00 a.m. Pacific Time/1 p.m. Eastern Time to discuss the transaction. To listen to the conference call, please dial 1-833-659-7620 or 1-430-775-1348, passcode 7889999. A replay of the call will be made available at 1-855-859-2056 or 1-404-537-3406, passcode 7889999, approximately one hour after the conclusion of the call and will remain available through April 30, 2018. The conference call will also be simultaneously webcast over the Internet; please visit RBB’s website at www.royalbusinessbankusa.com. This webcast will be recorded and available for replay on RBB’s website approximately two hours after the conclusion of the conference call.

A slide presentation with additional information regarding the transaction can be accessed on the Presentations page on the RBB website.

About RBB Bancorp

RBB Bancorp is a $1.7 billion in assets bank holding company headquartered in Los Angeles, California. Its wholly-owned subsidiary, Royal Business Bank (the “Bank”), is a full service commercial bank which provides business banking services to the Chinese-American communities in Los Angeles County, Orange County, Ventura County and in Las Vegas, Nevada, including remote deposit, E-banking, mobile banking, commercial and investor real estate loans, business loans and lines of credit, commercial and industrial loans, SBA 7A and 504 loans, 1-4 single family residential loans, trade finance and a full range of depository accounts. The Bank has ten branches in Los Angeles County, located in downtown Los Angeles, San Gabriel, Torrance, Rowland Heights, Monterey Park, Silver Lake, Arcadia, Cerritos, Diamond Bar, and west Los Angeles, two branches in Ventura County, located in Oxnard and Westlake Village, and one branch in Las Vegas, Nevada. RBB’s administrative and lending center is located at 123 E. Valley Blvd., San Gabriel, California 91176, and its finance and operations center is located at 7025 Orangethorpe Avenue, Buena Park, California 90621. RBB’s website address is www.royalbusinessbankusa.com.

Forward-Looking Statements

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to RBB’s current business plans, its future financial position and operating results and RBB’s and First American’s and expectations. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on RBB and/or First American, on our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California, New York or other states where RBB or First American lends, including both residential and commercial real estate; a prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such acquisitions or dispositions, and/or RBB’s ability to realize the contemplated financial or business benefits associated with any such acquisitions or dispositions; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, banking capital levels, consumer, commercial or secured lending, securities and securities trading and hedging, compliance, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must comply or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; our relationships with and reliance upon vendors with respect to the operation of certain key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking (including the adoption of mobile banking and funds transfer applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive and regulatory environment among financial and bank holding companies, banks and other financial service providers; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the our common stock or other securities; and the resulting impact on our ability to raise capital or RBB’s ability to make acquisitions, the effect of changes in accounting policies and practices, as may be adopted from time-to-time by our regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (such as securities, consumer or employee class action litigation), regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators; our success at managing the risks involved in the foregoing items and all other factors set forth in RBB Bancorp’s public reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2017, and particularly the discussion of risk factors within that document applicable to RBB. In addition, the following risks related to the transaction in particular could cause actual results to differ materially from these forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by First American shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the RBB and First American businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction Any statements about future operating results, such as those concerning accretion and dilution to RBB’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. RBB and First American do not undertake, and specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information About the Proposed Transaction and Where to Find It

 Investors and security holders are urged to carefully review and consider each of RBB Bancorp’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q.  The documents filed by RBB Bancorp with the SEC may be obtained free of charge on RBB's website at www.royalbusinessbankusa.com or on the SEC website at www.sec.gov. These documents may also be obtained free of charge from RBB Bancorp by requesting them in writing to RBB Bancorp, 7025 Orangethorpe Avenue, Buena Park, CA 90621, Attention: Investor Relations, or by telephone at (714) 670-2488.

In connection with the proposed transaction, RBB Bancorp intends to file a registration statement on Form S-4 with the SEC which will include a proxy statement of First American and a prospectus of RBB Bancorp, and each party will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of RBB and First American are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to the shareholders of First American seeking the required shareholder approvals. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC's website or from RBB by writing to the address set forth in the paragraphs above and from First American at 79 Bayard Street, New York, NY 10013.

RBB and First American and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of First American in connection with the proposed merger. Information about the directors and executive officers of RBB and their ownership of RBB common stock is set forth in the registration statement on Form S-1 that RBB Bancorp filed with the SEC in connection with its initial public offering in July 2017.  Information about the directors and executive officers of First American and their ownership of First American common stock is set forth in the proxy statement for First American’s 2017 annual meeting of shareholders, available on First American’s website.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available.  Free copies of this document may be obtained as described in the preceding paragraph.